CNA Financial Corporation Supplemental Financial Information December 31, 2025 This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents Consolidated Results Statements of Operations 1 Components of Income (Loss), Per Share Data and Return on Equity 2 Selected Balance Sheet Data and Statements of Cash Flows Data 3 Results of Operations Property & Casualty 4 Specialty 5 Commercial 6 International 7 Life & Group 8 Corporate & Other 9 Investment Information Investment Summary - Consolidated 10 Investment Summary - Property & Casualty and Corporate & Other 11 Investment Summary - Life & Group 12 Investments - Fixed Maturity Securities by Credit Rating 13 Components of Net Investment Income 14 Net Investment Gains (Losses) 15 Other Claim & Claim Adjustment Expense Reserve Rollforward 16 Life & Group Policyholder Reserves 17 Definitions and Presentation 18 Page

Statements of Operations Periods ended December 31 Three Months Twelve Months (In millions) 2025 2024 Change 2025 2024 Change Revenues: Net earned premiums $ 2,797 $ 2,679 4% $ 10,900 $ 10,211 7 % Net investment income 653 644 1 2,557 2,497 2 Net investment (losses) gains (19) (39) (81) (81) Non-insurance warranty revenue 389 397 1,577 1,609 Other revenues 8 8 36 34 Total revenues 3,828 3,689 4 14,989 14,270 5 Claims, Benefits and Expenses: Insurance claims and policyholders’ benefits (re-measurement loss of $45, $37, $104 and $125) 2,150 2,030 8,294 7,738 Amortization of deferred acquisition costs 475 462 1,898 1,798 Non-insurance warranty expense 380 378 1,526 1,547 Other operating expenses (1) 409 766 1,516 1,843 Interest expense 36 32 135 133 Total claims, benefits and expenses 3,450 3,668 6 13,369 13,059 (2) Income (loss) before income tax 378 21 1,620 1,211 Income tax (expense) benefit (76) — (342) (252) Net income (loss) $ 302 $ 21 N/M % $ 1,278 $ 959 33% (1) Prior year numbers include a pretax loss of $367 million for the fourth quarter and $371 million for the full year from pension settlement transactions. Pension settlement transactions are further discussed in Note J to the Consolidated Financial Statements within the December 31, 2025 Form 10-K. 1

Components of Income (Loss), Per Share Data and Return on Equity Periods ended December 31 Three Months Twelve Months (In millions, except per share data) 2025 2024 2025 2024 Components of Income (Loss) Core income (loss) $ 317 $ 342 $ 1,342 $ 1,316 Net investment gains (losses) (15) (31) (64) (64) Pension settlement transaction gains (losses) — (290) — (293) Net income (loss) $ 302 $ 21 $ 1,278 $ 959 Diluted Earnings (Loss) Per Common Share Core income (loss) $ 1.16 $ 1.25 $ 4.93 $ 4.83 Net investment gains (losses) (0.05) (0.12) (0.24) (0.23) Pension settlement transaction gains (losses) — (1.06) — (1.08) Diluted earnings (loss) per share $ 1.11 $ 0.07 $ 4.69 $ 3.52 Weighted Average Outstanding Common Stock and Common Stock Equivalents Basic 271.2 271.3 271.2 271.5 Diluted 272.5 272.9 272.4 272.7 Return on Equity Net income (loss) (1) 10.5% 0.8% 11.5% 9.4 % Core income (loss) (2) 10.0 10.9 10.6 10.5 (1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period. (2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period. 2

Selected Balance Sheet Data and Statements of Cash Flows Data (In millions, except per share data) December 31, 2025 December 31, 2024 Total investments $ 50,447 $ 47,482 Reinsurance receivables, net of allowance for uncollectible receivables 6,381 6,051 Total assets 69,443 66,492 Insurance reserves 47,682 45,480 Claim and claim adjustment expenses 26,599 24,976 Unearned premiums 7,635 7,346 Future policy benefits 13,448 13,158 Debt 2,971 2,973 Total liabilities 57,822 55,979 Accumulated other comprehensive income (loss) (1) (1,098) (1,991) Total stockholders' equity 11,621 10,513 Book value per common share $ 42.93 $ 38.82 Book value per common share excluding AOCI $ 46.99 $ 46.16 Outstanding shares of common stock (in millions of shares) 270.7 270.8 Statutory capital and surplus - Combined Continental Casualty Companies (2) $ 11,578 $ 11,165 Three Months Ended December 31 2025 2024 Net cash flows provided (used) by operating activities $ 570 $ 703 Net cash flows provided (used) by investing activities (3) (555) Net cash flows provided (used) by financing activities (626) (119) Net cash flows provided (used) by operating, investing and financing activities $ (59) $ 29 Twelve Months Ended December 31 2025 2024 Net cash flows provided (used) by operating activities $ 2,490 $ 2,571 Net cash flows provided (used) by investing activities (1,449) (1,317) Net cash flows provided (used) by financing activities (1,104) (1,117) Net cash flows provided (used) by operating, investing and financing activities $ (63) $ 137 (1) As of December 31, 2025 and December 31, 2024, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $192 million and $353 million. (2) Statutory capital and surplus as of December 31, 2025 is preliminary. 3

Property & Casualty - Results of Operations

Periods ended December 31	Three Months			Twelve Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums ex. warranty captives	$ 3,309	$ 3,272	1 %	$12,982	$12,476	4 %
Net written premiums	2,794	2,752	2	10,683	10,176	5
Net earned premiums	2,692	2,571	5	10,478	9,775	7
Insurance claims and policyholders' benefits	1,714	1,624		6,802	6,324	
Amortization of deferred acquisition costs	475	462		1,898	1,798	
Insurance related administrative expenses	336	307		1,227	1,157	
Underwriting gain (loss)	167	178	(6)	551	496	11
Net investment income	409	400	2	1,581	1,490	6
Non-insurance warranty revenue	389	397		1,577	1,609	
Other revenues	7	7		34	31	
Non-insurance warranty expense	380	378		1,526	1,547	
Other expenses	23	39		88	108	
Interest expense	—	—		—	—	
Core income (loss) before income tax	569	565		2,129	1,971	
Income tax (expense) benefit on core income (loss)	(120)	(114)		(465)	(422)	
Core income (loss)	$ 449	$ 451	— %	$ 1,664	$ 1,549	7 %
Other Performance Metrics						
Underwriting gain (loss)	$ 167	$ 178	(6) %	$ 551	$ 496	11 %
Effect of catastrophe losses	40	45		240	358	
(Favorable) unfavorable net prior year loss reserve development	(5)	(7)		51	(31)	
(Favorable) unfavorable other development-related items (1)	5	6		13	17	
Effect of (favorable) unfavorable development-related items	—	(1)		64	(14)	
Underlying underwriting gain (loss)	$ 207	$ 222	(7) %	$ 855	$ 840	2 %
Loss & LAE ratio	63.4 %	62.8 %	(0.6) pts	64.6 %	64.3 %	(0.3) pts
Expense ratio	30.1	30.0	(0.1)	29.7	30.2	0.5
Dividend ratio	0.3	0.3	—	0.4	0.4	—
Combined ratio	93.8 %	93.1 %	(0.7) pts	94.7 %	94.9 %	0.2 pts
Less: Effect of catastrophe impacts	1.5	1.8	0.3	2.3	3.6	1.3
Less: Effect of (favorable) unfavorable development-related items	—	(0.1)	(0.1)	0.6	(0.2)	(0.8)
Underlying combined ratio	92.3 %	91.4 %	(0.9) pts	91.8 %	91.5 %	(0.3) pts
Rate	2 %	3 %	(1) pts	3 %	4 %	(1) pts
Renewal premium change	4 %	4 %	— pts	4 %	5 %	(1) pts
Retention	84 %	86 %	(2) pts	83 %	85 %	(2) pts
New business	$ 589	$ 591	— %	$ 2,348	$ 2,262	4 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

4

Specialty - Results of Operations

Periods ended December 31	Three Months			Twelve Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums ex. warranty captives	$ 1,074	$ 1,080	(1) %	$ 4,130	$ 4,030	2 %
Net written premiums	914	934	(2)	3,515	3,445	2
Net earned premiums	899	868	4	3,472	3,361	3
Insurance claims and policyholders' benefits	574	525		2,143	2,010	
Amortization of deferred acquisition costs	204	194		785	740	
Insurance related administrative expenses	112	95		380	362	
Underwriting gain (loss)	9	54	(83)	164	249	(34)
Net investment income	167	165	1	650	626	4
Non-insurance warranty revenue	389	397		1,577	1,609	
Other revenues	1	1		2	2	
Non-insurance warranty expense	380	378		1,526	1,547	
Other expenses	16	14		57	55	
Interest expense	—	—		—	—	
Core income (loss) before income tax	170	225		810	884	
Income tax (expense) benefit on core income (loss)	(36)	(48)		(173)	(190)	
Core income (loss)	$ 134	$ 177	(24) %	$ 637	$ 694	(8) %
Other Performance Metrics						
Underwriting gain (loss)	$ 9	$ 54	(83) %	$ 164	$ 249	(34) %
Effect of catastrophe losses	—	—		—	—	
(Favorable) unfavorable net prior year loss reserve development	27	(1)		37	(9)	
(Favorable) unfavorable other development-related items [(1)]	—	1		—	1	
Effect of (favorable) unfavorable development-related items	27	—		37	(8)	
Underlying underwriting gain (loss)	$ 36	$ 54	(33) %	$ 201	$ 241	(17) %
Loss & LAE ratio	63.6 %	60.1 %	(3.5) pts	61.5 %	59.5 %	(2.0) pts
Expense ratio	35.1	33.4	(1.7)	33.5	32.8	(0.7)
Dividend ratio	0.3	0.3	—	0.3	0.3	—
Combined ratio	99.0 %	93.8 %	(5.2) pts	95.3 %	92.6 %	(2.7) pts
Less: Effect of catastrophe impacts	—	—	—	—	—	—
Less: Effect of (favorable) unfavorable development-related items	3.0	—	(3.0)	1.1	(0.3)	(1.4)
Underlying combined ratio	96.0 %	93.8 %	(2.2) pts	94.2 %	92.9 (	(1.3) pts
Rate	3 %	1 %	2 pts	3 %	1 %	2 pts
Renewal premium change	4 %	3 %	1 pts	4 %	2 %	2 pts
Retention	85 %	89 %	(4) pts	86 %	89 %	(3) pts
New business	$ 122	$ 121	1 %	$ 487	$ 462	5 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

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Commercial - Results of Operations

Periods ended December 31	Three Months			Twelve Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums	$ 1,846	$ 1,804	2 %	$ 7,333	$ 6,964	5 %
Net written premiums	1,509	1,452	4	5,821	5,469	6
Net earned premiums	1,460	1,384	5	5,695	5,158	10
Insurance claims and policyholders' benefits	965	903		3,894	3,550	
Amortization of deferred acquisition costs	208	216		853	824	
Insurance related administrative expenses	178	159		676	613	
Underwriting gain (loss)	109	106	3	272	171	59
Net investment income	200	199	1	775	733	6
Other revenues	6	6		32	29	
Other expenses	8	10		44	43	
Core income (loss) before income tax	307	301		1,035	890	
Income tax (expense) benefit on core income (loss)	(62)	(63)		(215)	(188)	
Core income (loss)	$ 245	$ 238	3 %	$ 820	$ 702	17 %
Other Performance Metrics						
Underwriting gain (loss)	$ 109	$ 106	3 %	$ 272	$ 171	59 %
Effect of catastrophe losses	35	33		217	318	
(Favorable) unfavorable net prior year loss reserve development	(7)	(5)		39	(16)	
(Favorable) unfavorable other development-related items [(1)]	5	5		13	16	
Effect of (favorable) unfavorable development-related items	(2)	—		52	—	
Underlying underwriting gain (loss)	$ 142	$ 139	2 %	$ 541	$ 489	11 %
Loss & LAE ratio	65.7 %	64.8 %	(0.9) pts	67.9 %	68.3 %	0.4 pts
Expense ratio	26.4	27.0	0.6	26.8	27.9	1.1
Dividend ratio	0.4	0.5	0.1	0.5	0.5	—
Combined ratio	92.5 %	92.3 %	(0.2) pts	95.2 %	96.7 %	1.5 pts
Less: Effect of catastrophe impacts	2.4	2.3	(0.1)	3.8	6.2	2.4
Less: Effect of (favorable) unfavorable development-related items	(0.1)	—	0.1	0.9	(0.1)	(1.0)
Underlying combined ratio	90.2 %	90.0 %	(0.2) pts	90.5 %	90.6 %	0.1 pts
Rate	3 %	6 %	(3) pts	5 %	6 %	(1) pts
Renewal premium change	5 %	7 %	(2) pts	6 %	7 %	(1) pts
Retention	82 %	84 %	(2) pts	82 %	84 %	(2) pts
New business	$ 377	$ 395	(5) %	$ 1,491	$ 1,512	(1) %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

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International - Results of Operations

Periods ended December 31	Three Months			Twelve Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums	$ 387	$ 387	— %	$ 1,519	$ 1,483	2 %
Net written premiums	371	366	1	1,347	1,262	7
Net earned premiums	333	319	4	1,311	1,256	4
Insurance claims and policyholders' benefits	175	196		765	764	
Amortization of deferred acquisition costs	63	52		260	234	
Insurance related administrative expenses	46	53		171	182	
Underwriting gain (loss)	49	18	172	115	76	51
Net investment income	42	36	17	156	131	19
Other revenues	—	—		—	—	
Other expenses	(1)	15		(13)	10	
Core income (loss) before income tax	92	39		284	197	
Income tax (expense) benefit on core income (loss)	(22)	(3)		(77)	(44)	
Core income (loss)	$ 70	$ 36	94 %	$ 207	$ 153	35 %
Other Performance Metrics						
Underwriting gain (loss)	$ 49	$ 18	172 %	$ 115	$ 76	51 %
Effect of catastrophe losses	5	12		23	40	
(Favorable) unfavorable net prior year loss reserve development	(25)	(1)		(25)	(6)	
(Favorable) unfavorable other development-related items [(1)]	—	—		—	—	
Effect of (favorable) unfavorable development-related items	(25)	(1)		(25)	(6)	
Underlying underwriting gain (loss)	$ 29	$ 29	— %	$ 113	$ 110	3 %
Loss & LAE ratio	52.6 %	61.6 %	9.0 pts	58.4 %	60.9 %	2.5 pts
Expense ratio	32.7	33.2	0.5	32.8	33.1	0.3
Dividend ratio	—	—	—	—	—	—
Combined ratio	85.3 %	94.8 %	9.5 pts	91.2 %	94.0 %	2.8 pts
Less: Effect of catastrophe impacts	1.6	3.9	2.3	1.8	3.2	1.4
Less: Effect of (favorable) unfavorable development-related items	(7.5)	(0.4)	7.1	(1.9)	(0.4)	1.5
Underlying combined ratio	91.2 %	91.3 %	0.1 pts	91.3 %	91.2 %	(0.1) pts
Rate	(5) %	(3) %	(2) pts	(4) %	(1) %	(3) pts
Renewal premium change	(1) %	(5) %	4 pts	(1) %	— %	(1) pts
Retention	88 %	85 %	3 pts	86 %	82 %	4 pts
New business	$ 90	$ 75	20 %	$ 370	$ 288	28 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

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Life & Group - Results of Operations Periods ended December 31 Three Months Twelve Months (In millions) 2025 2024 2025 2024 Net earned premiums $ 105 $ 108 $ 423 $ 437 Net investment income 227 230 914 940 Other revenues — — — — Total operating revenues 332 338 1,337 1,377 Insurance claims and policyholders' benefits 342 335 1,291 1,308 Insurance related administrative expenses 31 31 121 119 Other expenses 2 — 3 2 Total claims, benefits and expenses 375 366 1,415 1,429 Core income (loss) before income tax (43) (28) (78) (52) Income tax (expense) benefit on core income (loss) 14 10 34 29 Core income (loss) $ (29) $ (18) $ (44) $ (23) 8

Corporate & Other - Results of Operations Periods ended December 31 Three Months Twelve Months (In millions) 2025 2024 2025 2024 Net earned premiums $ — $ — $ (1) $ (1) Net investment income 17 14 62 67 Other revenues 1 1 2 3 Total operating revenues 18 15 63 69 Insurance claims and policyholders' benefits 94 71 201 106 Insurance related administrative expenses — — 1 (1) Interest expense 36 32 135 133 Other expenses 17 22 76 87 Total claims, benefits and expenses 147 125 413 325 Core income (loss) before income tax (129) (110) (350) (256) Income tax (expense) benefit on core income (loss) 26 19 72 46 Core income (loss) $ (103) $ (91) $ (278) $ (210) 9

Investment Summary - Consolidated

(In millions)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)	September 30, 2025 Carrying Value	September 30, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 25,257	$ (199)	$ 25,476	$ (110)	$ 24,944	$ (882)
States, municipalities and political subdivisions:						
Tax-exempt	4,545	(6)	4,463	(38)	3,167	(48)
Taxable	3,886	(433)	3,913	(426)	3,637	(544)
Total states, municipalities and political subdivisions	8,431	(439)	8,376	(464)	6,804	(592)
Asset-backed:						
RMBS	3,695	(316)	3,701	(340)	3,244	(481)
CMBS	1,483	(62)	1,593	(69)	1,681	(131)
Other ABS	3,543	(166)	3,610	(162)	3,541	(215)
Total asset-backed	8,721	(544)	8,904	(571)	8,466	(827)
U.S. Treasury and obligations of government-sponsored enterprises	234	(2)	223	(3)	220	—
Foreign government	751	(13)	723	(13)	677	(24)
Redeemable preferred stock	8	—	—	—	—	—
Total fixed maturity securities	43,402	(1,197)	43,702	(1,161)	41,111	(2,325)
Equities:						
Common stock	237	—	197	—	180	—
Non-redeemable preferred stock	532	—	529	—	479	—
Total equities	769	—	726	—	659	—
Limited partnership investments:						
Hedge funds	336	—	366	—	359	—
Private equity funds	2,436	—	2,347	—	2,161	—
Total limited partnership investments	2,772	—	2,713	—	2,520	—
Other invested assets	105	—	97	—	85	—
Mortgage loans	1,079	—	1,055	—	1,019	—
Short-term investments	2,320	—	2,243	—	2,088	—
Total investments	$ 50,447	$ (1,197)	$ 50,536	$ (1,161)	$ 47,482	$ (2,325)
Net receivable/(payable) on investment activity	$ 46		$ (41)		$ 16	
Effective duration (in years)	6.3		6.3		6.2	
Weighted average rating [(1)]	A		A		A	

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

CNA

10

Investment Summary - Property & Casualty and Corporate & Other

(In millions)	December 31, 2025			September 30, 2025			December 31, 2024		
	Carrying Value	Net Unrealized Gains (Losses)		Carrying Value	Net Unrealized Gains (Losses)		Carrying Value	Net Unrealized Gains (Losses)	
Fixed maturity securities:									
Corporate and other bonds	$ 14,244	$ (143)		$ 14,421	$ (155)		$ 14,755	$ (538)	
States, municipalities and political subdivisions:									
Tax-exempt	2,360	(137)		2,316	(150)		983	(189)	
Taxable	2,523	(354)		2,547	(358)		2,157	(446)	
Total states, municipalities and political subdivisions	4,883	(491)		4,863	(508)		3,140	(635)	
Asset-backed:									
RMBS	3,693	(316)		3,699	(340)		3,242	(481)	
CMBS	1,467	(61)		1,571	(67)		1,659	(128)	
Other ABS	2,992	(62)		3,056	(64)		2,979	(105)	
Total asset-backed	8,152	(439)		8,326	(471)		7,880	(714)	
U.S. Treasury and obligations of government-sponsored enterprises	225	(2)		214	(3)		211	—	
Foreign government	704	(6)		675	(5)		631	(14)	
Redeemable preferred stock	8	—		—	—		—	—	
Total fixed maturity securities	28,216	(1,081)		28,499	(1,142)		26,617	(1,901)	
Equities:									
Common stock	237	—		197	—		180	—	
Non-redeemable preferred stock	205	—		192	—		115	—	
Total equities	442	—		389	—		295	—	
Limited partnership investments:									
Hedge funds	298	—		325	—		275	—	
Private equity funds	2,162	—		2,082	—		1,653	—	
Total limited partnership investments	2,460	—		2,407	—		1,928	—	
Other invested assets	105	—		97	—		85	—	
Mortgage loans	907	—		884	—		844	—	
Short-term investments	2,252	—		2,108	—		2,040	—	
Total investments	$ 34,382	$ (1,081)		$ 34,384	$ (1,142)		$ 31,809	$ (1,901)	
Net receivable/(payable) on investment activity	$ 43			$ (45)			$ 7		
Effective duration (in years)	4.5			4.6			4.3		
Weighted average rating [1]	A+			A			A		

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

CNA

11

Investment Summary - Life & Group

(In millions)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)	September 30, 2025 Carrying Value	September 30, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 11,013	$ (56)	$ 11,055	$ 45	$ 10,189	$ (344)
States, municipalities and political subdivisions:						
Tax-exempt	2,185	131	2,147	112	2,184	141
Taxable	1,363	(79)	1,366	(68)	1,480	(98)
Total states, municipalities and political subdivisions	3,548	52	3,513	44	3,664	43
Asset-backed:						
RMBS	2	—	2	—	2	—
CMBS	16	(1)	22	(2)	22	(3)
Other ABS	551	(104)	554	(98)	562	(110)
Total asset-backed	569	(105)	578	(100)	586	(113)
U.S. Treasury and obligations of government-sponsored enterprises	9	—	9	—	9	—
Foreign government	47	(7)	48	(8)	46	(10)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	15,186	(116)	15,203	(19)	14,494	(424)
Equities:						
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	327	—	337	—	364	—
Total equities	327	—	337	—	364	—
Limited partnership investments:						
Hedge funds	38	—	41	—	84	—
Private equity funds	274	—	265	—	508	—
Total limited partnership investments	312	—	306	—	592	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	172	—	171	—	175	—
Short-term investments	68	—	135	—	48	—
Total investments	$ 16,065	$ (116)	$ 16,152	$ (19)	$ 15,673	$ (424)
Net receivable/(payable) on investment activity	$ 3		$ 4		$ 9	
Effective duration (in years)	9.7		9.8		9.8	
Weighted average rating [1]	A-		A-		A-	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

CNA

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Investments - Fixed Maturity Securities by Credit Rating

December 31, 2025	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total	
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$ —	$ —	$ 8	$ 1	$ 820	$ (17)	$ 8,250	$ (37)	$ 14,717	$ (140)	$ 1,462	$ (6)	$ 25,257	$ (199)
States, municipalities and political subdivisions	—	—	2,145	(28)	4,960	(310)	1,102	(52)	206	(42)	18	(7)	8,431	(439)
Asset-backed:														
RMBS	3,040	(226)	640	(93)	8	—	—	—	—	—	7	3	3,695	(316)
CMBS	—	—	549	(2)	554	(25)	244	(12)	98	(9)	38	(14)	1,483	(62)
Other ABS	—	—	469	(14)	298	(74)	1,475	(32)	1,112	(28)	189	(18)	3,543	(166)
Total asset-backed	3,040	(226)	1,658	(109)	860	(99)	1,719	(44)	1,210	(37)	234	(29)	8,721	(544)
U.S. Treasury and obligations of government-sponsored enterprises	234	(2)	—	—	—	—	—	—	—	—	—	—	234	(2)
Foreign government	—	—	186	—	361	(2)	96	(7)	108	(4)	—	—	751	(13)
Redeemable preferred stock	—	—	—	—	—	—	—	—	8	—	—	—	8	—
Total fixed maturity securities	$ 3,274	$ (228)	$ 3,997	$ (136)	$ 7,001	$ (428)	$ 11,167	$ (140)	$ 16,249	$ (223)	$ 1,714	$ (42)	$ 43,402	$ (1,197)
Percentage of total fixed maturity securities	8 %		9 %		16 %		26 %		37 %		4 %		100 %	

CNA

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Components of Net Investment Income Consolidated Periods ended December 31 Three Months Twelve Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 502 $ 494 $ 2,012 $ 1,940 Tax-exempt fixed income securities 51 35 165 144 Total fixed income securities 553 529 2,177 2,084 Common stock 6 18 26 49 Limited partnerships - hedge funds 6 7 52 42 Limited partnerships - private equity funds 65 69 224 229 Total limited partnership and common stock investments 77 94 302 320 Other, net of investment expense 23 21 78 93 Net investment income $ 653 $ 644 $ 2,557 $ 2,497 Effective income yield for fixed income securities portfolio 4.9% 4.8% 4.9% 4.8 % Limited partnership and common stock return for the period 2.7 3.5 11.1 13.3 Property & Casualty and Corporate & Other Periods ended December 31 Three Months Twelve Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 304 $ 303 $ 1,226 $ 1,196 Tax-exempt fixed income securities 25 10 63 37 Total fixed income securities 329 313 1,289 1,233 Common stock 6 18 26 49 Limited partnerships - hedge funds 5 5 45 27 Limited partnerships - private equity funds 58 53 186 142 Total limited partnership and common stock investments 69 76 257 218 Other, net of investment expense 28 25 97 106 Net investment income $ 426 $ 414 $ 1,643 $ 1,557 Effective income yield for fixed income securities portfolio 4.4% 4.4% 4.4% 4.3 % Life & Group Periods ended December 31 Three Months Twelve Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 198 $ 191 $ 786 $ 744 Tax-exempt fixed income securities 26 25 102 107 Total fixed income securities 224 216 888 851 Common stock — — — — Limited partnerships - hedge funds 1 2 7 15 Limited partnerships - private equity funds 7 16 38 87 Total limited partnership and common stock investments 8 18 45 102 Other, net of investment expense (5) (4) (19) (13) Net investment income $ 227 $ 230 $ 914 $ 940 Effective income yield for fixed income securities portfolio 5.7% 5.7% 5.7% 5.6% 14

Net Investment Gains (Losses) Periods ended December 31 Consolidated Three Months Twelve Months (In millions) 2025 2024 2025 2024 Fixed maturity securities: Corporate and other bonds $ (9) $ (19) $ (64) $ (57) States, municipalities and political subdivisions (1) 4 (1) 1 Asset-backed (6) (21) (18) (46) Total fixed maturity securities (16) (36) (83) (102) Non-redeemable preferred stock (3) (4) 7 21 Derivatives, short-term and other — 1 — — Mortgage loans — — (5) — Net investment gains (losses) (19) (39) (81) (81) Income tax benefit (expense) on net investment gains (losses) 4 8 17 17 Net investment gains (losses), after tax $ (15) $ (31) $ (64) $ (64) 15

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2025 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 7,769	$ 12,153	$ 3,315	$ 23,237	$ 615	$ 2,673	$ 26,525
Ceded	1,648	1,565	512	3,725	77	2,186	5,988
Net	6,121	10,588	2,803	19,512	538	487	20,537
Net incurred claim & claim adjustment expenses	573	959	175	1,707	9	5	1,721
Net claim & claim adjustment expense payments	(505)	(851)	(149)	(1,505)	(11)	(136)	(1,652)
Foreign currency translation adjustment and other	(1)	—	12	11	(1)	1	11
Claim & claim adjustment expense reserves, end of period							
Net	6,188	10,696	2,841	19,725	535	357	20,617
Ceded	1,596	1,553	535	3,684	56	2,242	5,982
Gross	$ 7,784	$ 12,249	$ 3,376	$ 23,409	$ 591	$ 2,599	$ 26,599

Twelve months ended December 31, 2025 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 7,426	$ 11,336	$ 2,920	$ 21,682	$ 622	$ 2,672	$ 24,976
Ceded	1,447	1,397	504	3,348	81	2,284	5,713
Net	5,979	9,939	2,416	18,334	541	388	19,263
Net incurred claim & claim adjustment expenses	2,135	3,866	765	6,766	34	152	6,952
Net claim & claim adjustment expense payments	(1,926)	(3,110)	(510)	(5,546)	(44)	(184)	(5,774)
Foreign currency translation adjustment and other	—	1	170	171	4	1	176
Claim & claim adjustment expense reserves, end of period							
Net	6,188	10,696	2,841	19,725	535	357	20,617
Ceded	1,596	1,553	535	3,684	56	2,242	5,982
Gross	$ 7,784	$ 12,249	$ 3,376	$ 23,409	$ 591	$ 2,599	$ 26,599

CNA

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Life & Group Policyholder Reserves Three months ended December 31, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 538 $ 13,546 $ 14,084 Incurred claims and policyholders' benefits (1) 9 332 341 Benefit and expense payments (11) (295) (306) Change in discount rate assumptions and other (AOCI) (1) (135) (136) End of Period $ 535 $ 13,448 $ 13,983 Twelve months ended December 31, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 541 $ 13,158 $ 13,699 Incurred claims and policyholders' benefits (1) 34 1,252 1,286 Benefit and expense payments (44) (1,165) (1,209) Change in discount rate assumptions and other (AOCI) 4 203 207 End of Period $ 535 $ 13,448 $ 13,983 (1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note N to the Consolidated Financial Statements included under Part II, Item 8 of the Annual Report on Form 10-K due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve. 17

Definitions and Presentation • Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company. • P&C Operations includes Specialty, Commercial and International. • Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants. • Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves. • Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note N to the Consolidated Financial Statements within the December 31, 2025 Form 10-K for further discussion regarding how the Company manages its business. • In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers. • Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also 18 deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. • This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. • For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at cna.com. • Gross written premiums ex. warranty captives represents gross written premiums excluding warranty business that is ceded to third-party captives, which primarily consists of insurance policies supporting service contracts for portable electronics and vehicles. • Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices. • Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock. • Certain immaterial differences are due to rounding. • N/M = Not Meaningful 19